UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22806

Oppenheimer Main Street Small Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2014

Item 1. Reports to Stockholders.

Semiannual Report 10/31/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Main Street Small Cap Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index
6-Month	6.91%	0.77%	4.83%
1-Year	12.87	6.38	8.06
Since Inception (5/17/13)	16.17	11.54	13.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2       OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.91% during the reporting period, outperforming the Russell 2000 Index, which returned 4.83% during the same period. The Fund’s outperformance stemmed primarily from stronger relative stock selection in the energy, industrials and materials sectors. The Fund underperformed the Index in the financials, health care and information technology sectors, where less favorable stock selection detracted from performance.

MARKET OVERVIEW

Equity markets were choppy for the six-month reporting period ended October 31, 2014. U.S. equities generally ended the reporting period with positive returns, and outperformed foreign equities, including European and emerging market equities. Over the first half of the reporting period, equity markets in the U.S. rebounded as economic data released in the second quarter was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later announced that U.S. Gross Domestic Product (“GDP”) rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The upward march of U.S. equity prices then paused in the third quarter of 2014, with large capitalization stocks mostly moving sideways, mid-capitalization stocks declining modestly, and small-capitalization stocks falling significantly. Smaller capitalization stocks generally exhibit greater sensitivity to the domestic economy and as the noise around expected Fed tightening got louder, the market worried that a slowing in domestic growth would negatively impact these stocks. Other macroeconomic concerns over the third quarter included geopolitical tensions in Ukraine and the Middle East, and falling oil prices. However, domestic equity markets rallied again in the closing weeks of the reporting period. In addition, the reporting period ended with the U.S. Department of Commerce announcing that U.S. GDP grew at an estimated 3.5% over the third quarter of 2014. That figure was later revised to 3.9%.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Century Aluminum Co., Proofpoint, Inc. and LaSalle Hotel Properties. The stock of Century Aluminum was propelled higher due to several factors during the reporting period. Century benefited from rising London Metal Exchange

3 OPPENHEIMER MAIN STREET SMALL CAP FUND

aluminum prices — leading to the strongest reported earnings in three years. Additionally, investors have become increasingly aware of the evolving secular growth opportunity as aluminum gains greater content penetration in automotive manufacturing. These factors resulted in several Wall Street analyst upgrades, helping to support the rising stock price. Proofpoint provides security for e-mails, instant messages, and other communications. The company’s announced plans to acquire Nexgate, which provides security solutions for social media, was well received by investors. Additionally, market share gains, along with improving profitability and cash generation helped buoy this stock higher. LaSalle Hotel Properties is a real estate investment trust (“REIT”) focused primarily on upmarket full service hotel properties. REITs, which have historically had high payout yields, have been among the best performing stocks year-to-date as investors seek sources of attractive current income. During the period the company announced sales and profits that topped expectations, and increased its dividend by a significant 34%. Both helped to bolster the stock’s performance. Additionally, a recently closed purchase of a hotel in San Francisco has added to the future growth outlook.

Detractors from performance this period included information technology stocks Finisar Corp. and Web.com Group, Inc., and financials stock Redwood Trust, Inc. Finisar Corp.’s products enable high-speed data communications over both local and storage area networks. A disappointing quarterly result — with earnings that missed estimates — combined with lowered guidance from management drove this stock’s negative results. While revenues were generally in-line with expectations, gross margins fell short due to a less favorable revenue mix stemming from lower margin data-com sales to markets such as China. We exited our position in Finisar by period end. Web.com Group is a provider of Internet services and online marketing solutions, primarily to small businesses. The company missed expectations during the reporting period, sending its stock price lower. The main reason was a shortfall in average revenue per user, a key measure of the company’s ability to sell higher value-added services. The disappointing sales execution reflects, in part, attrition in its sales force and slowness in hiring replacements. Redwood Trust is a REIT that finances, manages, and invests in residential real estate mortgages and securities backed by such loans. Lower-than-expected mortgage banking activity combined with a narrower net interest spread resulted in disappointing earnings, putting downward pressure on Redwood’s stock towards the end of the reporting period.

STRATEGY & OUTLOOK

We have become increasingly aware of the potential effects — both favorable and unfavorable — of “industry disruptors.” New and innovative technologies have always had a transformational effect, but other forms of disruption are now becoming pervasive across industries. For example, despite

4 OPPENHEIMER MAIN STREET SMALL CAP FUND

geopolitical turmoil during the reporting period in places like Russia and the Middle East — both significant oil and gas producing regions — energy prices declined. This was partly due to the output boom coming from domestic nonconventional shale. eBay announced plans to split its marketplace and PayPal businesses, which may also reflect an anticipated impact from disruption. Amazon has already changed the competitive landscape of retailing while Apple, as well as others, are in the process of changing the landscape for mobile payments. We view these disruptive forces as both potential opportunities and possible threats. It is our job to determine which companies are poised to benefit from a tailwind and which will have gale force headwinds to face.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies that we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Matthew P. Ziehl, CFA Portfolio Manager

Matthew P. Ziehl, CFA and Lead Portfolio Manager, on behalf of the Portfolio Management team: Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

5 OPPENHEIMER MAIN STREET SMALL CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

LaSalle Hotel Properties	2.6%
Korn/Ferry International	2.1
Western Refining, Inc.	2.1
KAR Auction Services, Inc.	2.0
Dana Holding Corp.	1.9
STAG Industrial, Inc.	1.9
Prestige Brands Holdings, Inc.	1.8
Guidewire Software, Inc.	1.8
PH Glatfelter Co.	1.7
Mattress Firm Holding Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Real Estate Investment Trusts (REITs)	10.5%
Commercial Banks	8.8
Software	7.0
Health Care Providers & Services	5.6
Commercial Services & Supplies	5.6
Oil, Gas & Consumable Fuels	5.2
Hotels, Restaurants & Leisure	4.4
Health Care Equipment & Supplies	4.2
Professional Services	4.2
Semiconductors & Semiconductor Equipment	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on the total market value of common stocks.

6 OPPENHEIMER MAIN STREET SMALL CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSCAX)	5/17/13	6.91%	12.87%	16.17%
Class C (OSCCX)	5/17/13	6.44%	11.77%	15.10%
Class I (OSSIX)	5/17/13	7.17%	13.31%	16.63%
Class R (OSCNX)	5/17/13	6.68%	12.32%	15.64%
Class Y (OSCYX)	5/17/13	7.08%	13.25%	16.58%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSCAX)	5/17/13	0.77%	6.38%	11.54%
Class C (OSCCX)	5/17/13	5.44%	10.77%	15.10%
Class I (OSSIX)	5/17/13	7.17%	13.31%	16.63%
Class R (OSCNX)	5/17/13	5.68%	11.32%	14.99%
Class Y (OSCYX)	5/17/13	7.08%	13.25%	16.58%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

7 OPPENHEIMER MAIN STREET SMALL CAP FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER MAIN STREET SMALL CAP FUND

Actual	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During 6 Months Ended October 31, 2014
Class A	$ 1,000.00	$ 1,069.10	$ 6.43
Class C	1,000.00	1,064.40	11.40
Class I	1,000.00	1,071.70	3.50
Class R	1,000.00	1,066.80	8.68
Class Y	1,000.00	1,070.80	4.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.00	6.28
Class C	1,000.00	1,014.22	11.13
Class I	1,000.00	1,021.83	3.42
Class R	1,000.00	1,016.84	8.47
Class Y	1,000.00	1,020.72	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.23%
Class C	2.18
Class I	0.67
Class R	1.66
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS October 31, 2014 Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—11.7%
Auto Components—1.9%
Dana Holding Corp.	99,326	$2,032,210

Diversified Consumer Services—1.6%
LifeLock, Inc.[1]	95,663	1,617,661

Hotels, Restaurants & Leisure—4.4%
Brinker International, Inc.	25,066	1,344,540
Dunkin’ Brands Group, Inc.	9,631	438,018
International Speedway Corp., Cl. A	16,766	525,279
Popeyes Louisiana Kitchen, Inc.[1]	23,232	1,076,803
Texas Roadhouse, Inc., Cl. A	42,207	1,218,516
		4,603,156

Household Durables—0.9%
KB Home	57,488	904,861

Specialty Retail—2.9%
Mattress Firm Holding Corp.[1]	26,321	1,663,224
Monro Muffler Brake, Inc.	14,203	759,008
Signet Jewelers Ltd.	4,937	592,490
		3,014,722

Consumer Staples—1.3%
Food Products—1.3%
Flowers Foods, Inc.	19,140	363,660
Pinnacle Foods, Inc.	30,054	1,015,825
		1,379,485

Energy—5.2%
Oil, Gas & Consumable Fuels—5.2%
Cone Midstream Partners LP1	52,895	1,600,603
Renewable Energy Group, Inc.[1]	90,302	950,880
Valero Energy Partners LP	16,068	686,104
Western Refining, Inc.	46,809	2,134,021
		5,371,608

	Shares	Value
Financials—21.8%
Capital Markets—0.5%
Investment Technology Group, Inc.[1]	29,589	$530,531

Commercial Banks—8.8%
BancorpSouth, Inc.	67,222	1,548,123
BankUnited, Inc.	48,527	1,450,957
First Niagara Financial Group, Inc.	182,570	1,367,449
FirstMerit Corp.	69,461	1,274,609
MB Financial, Inc.	48,782	1,539,072
Talmer Bancorp, Inc., Cl. A	39,561	553,063
Webster Financial Corp.	46,349	1,452,578
		9,185,851

Insurance—0.5%
Endurance Specialty Holdings Ltd.	8,894	515,407

Real Estate Investment Trusts (REITs)—10.5%
Apollo Commercial Real Estate Finance, Inc.	80,941	1,330,670
Chatham Lodging Trust	64,298	1,647,315
DuPont Fabros Technology, Inc.	36,370	1,126,379
LaSalle Hotel Properties	68,673	2,692,668
Mid-America Apartment Communities, Inc.	9,466	668,868
Redwood Trust, Inc.	48,891	918,662
STAG Industrial, Inc.	81,920	1,998,848
Starwood Property Trust, Inc.	22,981	518,451
		10,901,861

Thrifts & Mortgage Finance—1.5%
Flagstar Bancorp, Inc.[1]	51,171	804,408
Oritani Financial Corp.	53,518	790,461
		1,594,869

11 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care—15.9%
Biotechnology—1.7%
Celldex
Therapeutics, Inc.[1]	21,556	$361,063
Intercept Pharmaceuticals, Inc.[1]	1,079	278,803
Keryx Biopharmaceuticals, Inc.[1]	51,779	872,476
Ultragenyx Pharmaceutical, Inc.[1]	6,543	307,586
		1,819,928

Health Care Equipment & Supplies—4.2%
DexCom, Inc.[1]	18,086	812,966
Endologix, Inc.[1]	16,551	188,681
Greatbatch, Inc.[1]	20,766	1,042,246
Integra LifeSciences Holdings Corp.[1]	18,648	953,099
Spectranetics Corp. (The)[1]	42,646	1,354,863
		4,351,855

Health Care Providers & Services—5.6%
Acadia Healthcare Co., Inc.[1]	19,120	1,186,396
HealthSouth Corp.	39,741	1,602,755
Team Health Holdings, Inc.[1]	21,858	1,366,999
WellCare Health Plans, Inc.[1]	24,362	1,653,449
		5,809,599

Health Care Technology—1.0%
HMS Holdings Corp.[1]	47,139	1,095,039

Life Sciences Tools & Services—1.0%
MorphoSys AG1	4,559	432,594
VWR Corp.[1]	27,440	612,461
		1,045,055

Pharmaceuticals—2.4%
AcelRx Pharmaceuticals, Inc.[1]	36,863	244,402
Aratana Therapeutics, Inc.[1]	28,698	321,418
Prestige Brands Holdings, Inc.[1]	53,929	1,910,165
		2,475,985

	Shares	Value
Industrials—16.5%
Aerospace & Defense—0.5%
AAR Corp.	21,127	$559,866

Air Freight & Couriers—0.9%
XPO Logistics, Inc.[1]	23,632	943,389

Airlines—1.0%
Spirit Airlines, Inc.[1]	14,216	1,039,332

Commercial Services & Supplies—5.6%
ABM Industries, Inc.	31,235	863,335
ACCO Brands Corp.[1]	157,782	1,298,546
KAR Auction Services, Inc.	66,881	2,030,507
Matthews International Corp., Cl. A	15,396	709,448
Waste Connections, Inc.	18,103	903,340
		5,805,176

Construction & Engineering—1.7%
AECOM Technology Corp.[1]	27,831	905,899
MasTec, Inc.[1]	31,380	898,723
		1,804,622

Electrical Equipment—0.5%
Generac Holdings, Inc.[1]	11,372	515,607

Professional Services—4.2%
Korn/Ferry International[1]	79,558	2,222,055
On Assignment, Inc.[1]	23,145	673,519
Paylocity Holding Corp.[1]	23,238	569,331
Robert Half International, Inc.	16,124	883,273
		4,348,178

Road & Rail—2.1%
Saia, Inc.[1]	23,157	1,135,156
Swift Transportation Co., Cl. A1	40,934	1,011,070
		2,146,226

12 OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
Information Technology—15.8%
Electronic Equipment, Instruments, &
Components—1.3%
SYNNEX Corp.	19,206	$1,328,671

Internet Software & Services—2.6%
Cornerstone OnDemand, Inc.[1]	14,172	514,018
j2 Global, Inc.	20,184	1,091,753
Web.com Group, Inc.[1]	54,792	1,124,880
		2,730,651

IT Services—1.7%
Booz Allen Hamilton Holding Corp., Cl. A	28,505	751,107
CACI International, Inc., Cl. A1	11,810	971,845
		1,722,952

Semiconductors & Semiconductor Equipment—3.2%
Cavium, Inc.[1]	32,040	1,643,972
Semtech Corp.[1]	37,688	956,522
Spansion, Inc., Cl. A1	37,709	776,051
		3,376,545

Software—7.0%
FleetMatics Group plc[1]	24,990	928,128
Fortinet, Inc.[1]	57,941	1,509,363
Guidewire Software, Inc.[1]	38,220	1,908,707
Imperva, Inc.[1]	34,423	1,410,310
Proofpoint, Inc.[1]	35,794	1,576,368
		7,332,876

Materials—8.6%
Chemicals—3.0%
A. Schulman, Inc.	18,281	647,330
Cytec Industries, Inc.	16,138	752,515
Intrepid Potash, Inc.[1]	54,375	731,343
Tronox Ltd., Cl. A	40,532	980,064
		3,111,252

Containers & Packaging—0.4%
Packaging Corp. of America	6,412	462,177

	Shares	Value
Metals & Mining—2.2%
Century Aluminum Co.[1]	31,469	$921,412
Kaiser Aluminum Corp.	19,117	1,329,588
		2,251,000

Paper & Forest Products—3.0%
Boise Cascade Co.[1]	37,483	1,351,637
PH Glatfelter Co.	70,838	1,787,243
		3,138,880

Utilities—0.4%
Water Utilities—0.4%
Aqua America, Inc.	14,149	370,704
Total Common Stocks (Cost $95,399,037)		101,237,787

Investment Company—38.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $40,147,615)	40,147,615	40,147,615
Total Investments, at Value (Cost $135,546,652)	135.8%	141,385,402
Net Other Assets (Liabilities)	(35.8)	(37,255,184)
Net Assets	100.0%	$104,130,218

13 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended October 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2014	Gross Additions	Gross Reductions	Shares October 31, 2014
Oppenheimer Institutional Money
Market Fund, Cl. E	682,204	75,191,456	35,726,045	40,147,615

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$40,147,615	$478

3. Rate shown is the 7-day yield as of October 31, 2014.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $95,399,037)	$101,237,787
Affiliated companies (cost $40,147,615)	40,147,615

141,385,402

Cash	100,000

Receivables and other assets:
Investments sold	647,129
Shares of beneficial interest sold	180,091
Dividends	27,537
Other	14,844

Total assets	142,355,003

Liabilities
Payables and other liabilities:
Investments purchased	38,052,170
Shares of beneficial interest redeemed	154,516
Distribution and service plan fees	7,184
Trustees’ compensation	1,544
Other	9,371

Total liabilities	38,224,785

Net Assets	$104,130,218

Composition of Net Assets
Par value of shares of beneficial interest	$8,404

Additional paid-in capital	97,911,391

Accumulated net investment income	79,329

Accumulated net realized gain on investments and foreign currency transactions	292,147

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,838,947

Net Assets	$104,130,218

15 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,327,505 and 1,400,970 shares of beneficial interest outstanding)	$12.37
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,585,743 and 456,823 shares of beneficial interest outstanding)	$12.23

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $77,832,224 and 6,272,363 shares of beneficial interest outstanding)	$12.41

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,280,523 and 104,101 shares of beneficial interest outstanding)	$12.30

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,104,223 and 169,606 shares of beneficial interest outstanding)	$12.41

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF

OPERATIONS For the Six Months Ended October 31, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$233,835
Affiliated companies	478

Interest	35

Total investment income	234,348

Expenses
Management fees	116,619

Distribution and service plan fees:
Class A	15,916
Class C	16,485
Class R1	2,163

Transfer and shareholder servicing agent fees:
Class A	27,799
Class C	3,631
Class I	107
Class R1	957
Class Y	1,035

Shareholder communications:
Class A	3,201
Class C	802
Class R1	149
Class Y	49

Legal, auditing and other professional fees	13,266

Trustees’ compensation	5,125

Custodian fees and expenses	162

Other	4,810

Total expenses	212,276
Less waivers and reimbursements of expenses	(8,612)

Net expenses	203,664

Net Investment Income	30,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(439,074)
Foreign currency transactions	60

Net realized loss	(439,014)

Net change in unrealized appreciation/depreciation on:
Investments	4,702,431
Translation of assets and liabilities denominated in foreign currencies	(14,794)

Net change in unrealized appreciation/depreciation	4,687,637

Net Increase in Net Assets Resulting from Operations	$4,279,307

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Operations
Net investment income	$30,684	$81,882

Net realized gain (loss)	(439,014)	867,972

Net change in unrealized appreciation/depreciation	4,687,637	1,151,310

Net increase in net assets resulting from operations	4,279,307	2,101,164

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(30,606)
Class C	—	—
Class I	—	(50)
Class R2	—	(381)
Class Y	—	(1,463)

	—	(32,500)

Distributions from net realized gain:
Class A	—	(50,616)
Class C	—	(3,263)
Class I	—	(37)
Class R2	—	(1,209)
Class Y	—	(1,245)

	—	(56,370)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(6,163,151)	19,964,080
Class C	3,050,619	2,174,405
Class I	75,603,361	(1,429)
Class R2	554,559	617,205
Class Y	1,567,192	371,776

	74,612,580	23,126,037

Net Assets
Total increase	78,891,887	25,138,331

Beginning of period	25,238,331	100,000[3]

End of period (including accumulated net investment income of $79,329 and $48,645, respectively)	$104,130,218	$25,238,331

1. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

3. Reflects the value of the Manager’s seed money invested on February 21, 2013.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$11.57	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02	0.06
Net realized and unrealized gain	0.78	1.57

Total from investment operations	0.80	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)
Distributions from net realized gain	0.00	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.06)

Net asset value, end of period	$12.37	$11.57

Total Return, at Net Asset Value[3]	6.91%	16.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,327	$21,892

Average net assets (in thousands)	$24,753	$14,944

Ratios to average net assets:[4]
Net investment income	0.28%	0.57%
Total expenses[5]	1.28%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.24%

Portfolio turnover rate	20%	52%

1. For the period from May 17, 2013 (inception of offering) to April 30, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.28%
Period Ended April 30, 2014	1.40%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$11.49	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.04)
Net realized and unrealized gain	0.78	1.57

Total from investment operations	0.74	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.04)

Net asset value, end of period	$12.23	$11.49

Total Return, at Net Asset Value[3]	6.44%	15.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,586	$2,252

Average net assets (in thousands)	$3,236	$879

Ratios to average net assets:[4]
Net investment income (loss)	(0.64)%	(0.34)%
Total expenses[5]	2.18%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	2.23%

Portfolio turnover rate	20%	52%

1. For the period from May 17, 2013 (inception of offering) to April 30, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	2.18%
Period Ended April 30, 2014	2.31%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET SMALL CAP FUND

Class I	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$11.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02	0.09
Net realized and unrealized gain	0.81	1.58

Total from investment operations	0.83	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)
Distributions from net realized gain	0.00	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.09)

Net asset value, end of period	$12.41	$11.58

Total Return, at Net Asset Value[3]	7.17%	16.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,832	$12

Average net assets (in thousands)	$852	$12

Ratios to average net assets:[4]
Net investment income	0.84%	0.86%
Total expenses[5]	1.19%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.80%

Portfolio turnover rate	20%	52%

1. For the period from May 17, 2013 (inception of offering) to April 30, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.19%
Period Ended April 30, 2014	1.09%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$11.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.02
Net realized and unrealized gain	0.78	1.56

Total from investment operations	0.77	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)
Distributions from net realized gain	0.00	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.05)

Net asset value, end of period	$12 .30	$11.53

Total Return, at Net Asset Value[3]	6.68%	15.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,281	$650

Average net assets (in thousands)	$853	$271

Ratios to average net assets:[4]
Net investment income (loss)	(0.14)%	0.19%
Total expenses[5]	1.66%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.71%

Portfolio turnover rate	20%	52%

1. For the period from May 17, 2013 (inception of offering) to April 30, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.66%
Period Ended April 30, 2014	1.76%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET SMALL CAP FUND

Class Y	Six Months Ended October 31, 2014 (Unaudited)	Period Ended April 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$11.59	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.09
Net realized and unrealized gain	0.78	1.58

Total from investment operations	0.82	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)
Distributions from net realized gain	0.00	(0.04)

Total dividends and/or distributions to shareholders	0.00	(0.08)

Net asset value, end of period	$12.41	$11.59

Total Return, at Net Asset Value[3]	7.08%	16.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,104	$432

Average net assets (in thousands)	$921	$358

Ratios to average net assets:[4]
Net investment income	0.66%	0.89%
Total expenses[5]	1.14%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%

Portfolio turnover rate	20%	52%

1. For the period from May 17, 2013 (inception of offering) to April 30, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2014	1.14%
Period Ended April 30, 2014	1.33%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Small Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of October 31, 2014, approximately 75% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

24 OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

25 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$135,682,046

Gross unrealized appreciation	$6,250,938
Gross unrealized depreciation	(547,582)

Net unrealized appreciation	$5,703,356

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

26 OPPENHEIMER MAIN STREET SMALL CAP FUND

1. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

27 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

28 OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

29 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$12,172,610	$—	$—	$12,172,610
Consumer Staples	1,379,485	—	—	1,379,485
Energy	5,371,608	—	—	5,371,608
Financials	22,728,519	—	—	22,728,519
Health Care	16,164,867	432,594	—	16,597,461
Industrials	17,162,396	—	—	17,162,396
Information Technology	16,491,695	—	—	16,491,695
Materials	8,963,309	—	—	8,963,309
Utilities	370,704	—	—	370,704
Investment Company	40,147,615	—	—	40,147,615

Total Assets	$140,952,808	$432,594	$—	$141,385,402

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2014		Period Ended April 30, 2014 [1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	778,992	$9,114,435	2,013,937	$21,441,242
Dividends and/or distributions reinvested	—	—	1,963	21,472
Redeemed	(1,269,917)	(15,277,586)	(130,005)	(1,498,634)

Net increase (decrease)	(490,925)	$(6,163,151)	1,885,895	$19,964,080

Class C
Sold	298,257	$3,483,914	216,755	$2,412,429
Dividends and/or distributions reinvested	—	—	296	3,225
Redeemed	(37,383)	(433,295)	(22,102)	(241,249)

Net increase	260,874	$3,050,619	194,949	$2,174,405

30 OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2014		Period Ended April 30, 2014 [1,2]
	Shares	Amount	Shares	Amount

Class I
Sold	6,271,363	$75,603,361	4,704	$53,377
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	(4,704)	(54,806)

Net increase (decrease)	6,271,363	$75,603,361	—	$(1,429)

Class R3
Sold	53,922	$627,414	57,841	$645,832
Dividends and/or distributions reinvested	—	—	141	1,541
Redeemed	(6,210)	(72,855)	(2,593)	(30,168)

Net increase	47,712	$554,559	55,389	$617,205

Class Y
Sold	144,798	$1,717,606	49,740	$505,486
Dividends and/or distributions reinvested	—	—	240	2,627
Redeemed	(12,506)	(150,414)	(13,666)	(136,337)

Net increase	132,292	$1,567,192	36,314	$371,776

1. For the period ended May 17, 2013 (commencement of operations) to April 30, 2014.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on February 21, 2013.

3. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$80,058,585	$7,900,872

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

31 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Fund’s management fee for the fiscal six months ended October 31, 2014 was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

32 OPPENHEIMER MAIN STREET SMALL CAP FUND

5. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2014	$40,664	$—	$128	$130

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.25% for Class A shares, 2.25% for Class C shares, 0.80% for Class I shares, 1.75% for Class R shares and 0.90% for Class Y shares. During the six months ended October 31, 2014, the Manager waived $4,734, $2,167, and $1,150 for Class A, Class I and Class Y shares, respectively.

The Manager will waive fees and/or reimburse the Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six

33 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

months ended October 31, 2014, the Manager waived fees and/or reimbursed the Fund $561 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

34 OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

35 OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinksi, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. The Board considered that the Fund was launched on May 17, 2013 and therefore does not have a full calendar year of performance. The Board noted that the Fund’s 2014 performance is strong, ranking in the 16th percentile of its retail small blend category for the year-to-date period ended April 30, 2014.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail small blend funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fees and total expenses, net of waivers, were lower than their respective peer group medians and category medians. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board considered that the Fund’s contractual management fees and total expenses both ranked in the first quintiles of their expense group. The Board also considered that the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A shares, 2.25% for Class C shares, 1.75% for Class R shares, 0.90% for Class Y shares, and 0.80% for Class I shares as calculated on the daily net assets of the Fund. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

36 OPPENHEIMER MAIN STREET SMALL CAP FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research that may be provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

37 OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

38 OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc.   All rights reserved.

39 OPPENHEIMER MAIN STREET SMALL CAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40 OPPENHEIMER MAIN STREET SMALL CAP FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1355.001.1014      December 22, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/12/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 12/12/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/12/2014